UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2017

Commission File Number	Exact Name of Registrant as Specified in its Charter, Address of Principal Executive Offices and Telephone Number	State of Incorporation	I.R.S. Employer Identification No.
1-9516	ICAHN ENTERPRISES L.P. 767 Fifth Avenue, Suite 4700 New York, New York 10153 (212) 702-4300	Delaware	13-3398766

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 23, 2017, IEH FM Holdings LLC, a Delaware limited liability company (the “Offeror”) and a wholly owned subsidiary of American Entertainment Properties Corp., a Delaware Corporation (“Parent”), completed its acquisition of Federal-Mogul Holdings Corporation, a Delaware corporation (“Federal-Mogul”), pursuant to the Agreement and Plan of Merger dated as of September 6, 2016 (the “Merger Agreement”), among the Offeror, Parent and Federal-Mogul.

As previously disclosed, the cash tender offer (the “Offer”) to acquire all outstanding shares of Federal-Mogul’s common stock, par value $0.01 per share (the “Shares”) at a price of $10.00 per Share (the “Offer Price”) expired at 12:00 midnight, New York City time, on Wednesday, January 18, 2017 (one minute after 11:59 P.M., New York City time, on January 18, 2017) , as scheduled and was not extended. On January 19, 2017, Icahn Enterprises issued a press release announcing the expiration and results of the Offer, a copy of which is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Following the completion of the Offer, all conditions to the Merger (as hereinafter defined) set forth in the Merger Agreement were satisfied, and on January 23, 2017, Icahn Enterprises L.P. (“Icahn Enterprises”) completed its acquisition of Federal-Mogul by effecting a merger, pursuant to the Merger Agreement and in accordance with Section 267 of the Delaware General Corporation Law and Section 18-209 of the Delaware Limited Liability Company Act, pursuant to which the Offeror was merged with and into Federal-Mogul (the “Merger”), and each Share not tendered in the Offer (other than Shares held by the Offeror or its affiliates, by the Company or any of its subsidiaries, or by stockholders who properly exercise, and who do not thereafter fail to perfect, validly withdraw or otherwise lose, appraisal rights under Delaware law) was canceled and automatically converted into the right to receive an amount per Share in cash equal to the Offer Price, without interest and less any applicable tax withholding.

Following the consummation of the Merger, the Shares ceased to be listed on the NASDAQ Global Select Market.

On January 23, 2017, Icahn Enterprises and Federal-Mogul issued a joint press release announcing the completion of the Merger. A copy of the press release is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated January 19, 2017 (incorporated herein by reference to Exhibit (a)(5)(xvi) to Amendment No. 12 to Schedule TO of American Entertainment Properties Corp. and IEH FM Holdings LLC, filed with the Securities and Exchange Commission on January 19, 2017).

99.2	Joint Press Release, dated January 23, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P. (Registrant)

	By:	Icahn Enterprises G.P. Inc. its general partner

Date: January 23, 2017		By:	/s/ Peter Reck
Peter Reck
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 19, 2017 (incorporated herein by reference to Exhibit (a)(5)(xvi) to Amendment No. 12 to Schedule TO of American Entertainment Properties Corp. and IEH FM Holdings LLC, filed with the Securities and Exchange Commission on January 19, 2017).

99.2	Joint Press Release, dated January 23, 2017.